Exhibit 10 (c)

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                               SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Principal Executive Officer and Principal Financial Officer of AllianceBernstein Capital Reserves (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR with respect to AllianceBernstein Money Reserves Portfolio for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 26, 2004

                         By:      /s/ Marc O. Mayer
                                  -----------------------------------------
                                  Marc O. Mayer
                                  Chief Executive Officer

                         By:      /s/ Mark D. Gersten
                                  -----------------------------------------
                                  Mark D. Gersten
                                  Treasurer and Chief Financial Officer



This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.